FINANCIAL ADVISORY AGREEMENT

This Financial Advisory Agreement (the "Agreement) is made effective this 1st day of October, 2011, by and between (i) MIP Solutions, Inc., a Nevada corporation (herein after “MIPS” or “Company”), and (ii) 7721 E Trent, LLC, a Washington Limited Liability Company (herein after as “LLC”), with respect to the following facts:

A.

WHEREAS MIPS is a public company, quoted on the FINRA OTC BB and needs assistance in completing the previously announced merger with AWG International.

B.

WHEREAS LLC has experience in corporate acquisitions and corporate finance as well as in business development;

C.

WHEREAS MIPS desires to engage LLC to assist in completing the previously announced merger with AWG International and business development (the “Services”), as described in Paragraph 2 of  this Agreement, pursuant to the terms and conditions of this Agreement.

D.

LLC desires to provide the Services to MIPS pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, THE PARTIES HERETO AGREE TO BE BOUND AS FOLLOWS:

1.

APPOINTMENT OF LLC AS ADVISOR.  MIPS grants to LLC for the term of this Agreement, the authority to provide the Services upon the terms and conditions set forth in this Agreement.

2.

ADVISORY SERVICES.  LLC, as an independent contractor, will provide the following Services to MIPS during the term of this Agreement as reasonably requested or required by MIPS:

(a)

Advise in completing the previously announced merger with AWG International;

(b)

Advise in structuring for raising capital for the purpose of implementing the Company’s transitional and organizational business development plans.

(c)

Consult with the Company about its present and future capital structure.

(d)

MIPS acknowledges that LLC will limit its role under this Agreement to that of an advisor, and that LLC is not, and will not become, engaged in the business of (i) effecting securities transactions for or on the account of MIPS, (ii) providing investment advisory services as defined in the Investment Advisors Act of 1940, or (iii) providing any tax, legal or other services except as specifically set forth in this Agreement.

3.

COMPENSATION.    As compensation for providing the services described hereunder, MIPS agrees to pay to the direction of LLC:

(a)

During the term of this Agreement, the Company will pay LLC:

(i)

Ten Thousand ($10,000) Dollars monthly commencing October 1, 2011.

(b)

Except as otherwise expressly provided in writing, the Company and LLC agree that all expenses including all expenses of a transactional nature such as legal counsel, deposit requirements, and third party payments; and all other expenses of an operational nature, such as telephone, telefax, secretarial, office and entertainment, shall be borne by the party that incurs those expenses.

LLC acknowledges that the shares will be restricted securities as defined under the Securities Act of 1933, and that they will be subject to the following restriction, which will be noted as a legend in substantially the following form on the face of the certificates representing the shares and the warrants:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE (THE "LAW").  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER SAID SHARES NOR ANY INTEREST THEREIN MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND QUALIFICATION UNDER THE LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID

4.

TERM OF AGREEMENT.  The term of this Agreement shall commence on the date hereof and continue until December 30, 2011. Either party may terminate this Agreement at any time upon mutual consent or by giving the other party 30 days prior written notice of such termination.

5.

EFFECT OF TERMINATION.  Upon termination of this Agreement by either party, MIPS shall pay to LLC all fees earned to the date of such termination, subject to and in accordance with paragraph 3.

6.

REPRESENTATIONS OF MIPS.  MIPS represents and warrants to LLC that the disclosure documents regarding MIPS and its business, assets and liabilities are and will be true and correct and contain and will contain no material omission or misstatement of the facts. MIPS agrees to keep LLC currently informed as to any changes in material facts regarding MIPS, its proposed business, its assets and liabilities, or any other matters referred to in the disclosure documents provided by MIPS.

7.

INDEPENDENT CONTRACTOR.  LLC shall act at all times hereunder as an independent contractor with respect to MIPS, and not as an employee, partner, agent or co-venturer of or with MIPS.  Except as set forth herein, MIPS shall neither have nor exercise control or direction whatsoever over the operations of LLC, and LLC shall neither have nor exercise any control or direction whatsoever over the employees, agents or subcontractors hired by MIPS.

8.

NO AGENCY CREATED.  No agency, employment, partnership or joint venture shall be created by this Agreement, as LLC is an independent contractor as that term is defined in the Internal Revenue Code of 1986, as amended.  LLC shall have no authority as an agent of MIPS or to otherwise bind MIPS to any agreement, commitment, obligation, contract, instrument, undertaking, arrangement, certificate or other matter.  Each party hereto shall refrain from making any representation intended to create an apparent agency, employment, partnership or joint venture relationship between the parties.

9.

INDEMNIFICATION.

(a)  Indemnity by MIPS. The  Company agrees to indemnify and hold harmless LLC and his agents and employees against any losses, claims, damage or liabilities, joint or several, to which LLC or any other such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material, or arising out of or based upon the omission or alleged omission to state therein or necessary to make the statements therein not misleading and will reimburse LLC or any such other person for any such legal or other expenses reasonably incurred by LLC or any such person in connection with investigation or defending any such loss, claim, damage, liability or action, suit or proceeding provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim damage or liability arises out of or is based  upon an untrue statement or alleged untrue statement in, or omission or alleged omissions in reliance upon and in conformity with written information furnished to the Company by LLC specifically for use in preparations thereof. This Indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)  Indemnity by LLC. LLC will indemnify and hold harmless the Company, each of it’s directors, each of it’s officers, or persons, if any, who control the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company  or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities to which the Company or any  such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon  any untrue statement or alleged untrue statement  of any material fact that may arise out of or are based upon the omission to state therein a material fact that may arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omissions in reliance upon and in conformity with written information furnished to the Company by the LLC specifically for use in the preparation thereof and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This Indemnity Agreement will be in addition to any liability which the LLC might have.

Furthermore, LLC shall indemnify and save harmless MIPS, its officers, directors, shareholders and employees, as well as its subsidiaries, and their respective officers, directors and employees, against any and all claims or demands for fees, costs, expenses or other payments made from or by any third party pursuant to any agreement with LLC, with respect to this Agreement.

(c)  Actions Relating to Indemnity.  Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party of the commencement thereof: But the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this section. In any case such action, suit or proceeding is brought against any indemnified party and it notifies the indemnifying  party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party,  and after notice from the indemnifying party to such indemnifying  party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable cost of investigation.

10.

NOTICES.  Any notice required or permitted to be given pursuant to this Agreement shall be in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or upon receipt by the addressee by courier or by telefacsimile addressed to each of the other Parties thereunto entitled at the respective address listed below, with a copy by email, or at such other addresses as a Party may designate by ten (10) days advance written notice:

If to MIPS:

MIP Solutions, Inc.

3773 West 5th Ave., Ste. 301

Post Falls, ID 83854

Attn: Jeffery Lamberson, President

Tel: 916-293-6337

Email: jmlc9@liv.com

If to LLC:

7721 E Trent, LLC

7721 E Trent Ave

Spokane Washington

Tel: 509-370-3696

Email: wesleysody@comcast.net

11.

ASSIGNMENT.  This Agreement shall not be assigned, pledged or transferred in any way by either party hereto without the prior written consent of the other party.  Any attempted assignment, pledge, transfer or other disposition of this Agreement or any rights, interests or benefits herein contrary to the foregoing provisions shall be null and void.

12.

CONFLICTING AGREEMENTS.  LLC and MIPS represent and warrant to each other that the entry into this Agreement and the obligations and duties undertaken hereunder will not conflict with, constitute a breach of or otherwise violate the terms of any agreement or court order to which either party is a party, and that each party is not required to obtain the consent of any person, firm, corporation or other entity in order to enter into this Agreement.

13.

NO WAIVER.  No terms or conditions of this Agreement shall be deemed to have been waived, nor shall any party hereto be stopped from enforcing any provisions of the Agreement, except by written instrument of the party charged with such waiver or estoppel.  Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived, and shall not constitute a waiver of such term or condition for the future or as to any act other than specifically waived.

14.

GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

15.

ENTIRE AGREEMENT.  This Agreement contains the entire agreement of the parties hereto in regard to the subject matter hereof and may not be changed orally but only by written document signed by the party against whom enforcement of the waiver, change, modification, extension or discharge is sought. This Agreement supersedes all prior written or oral agreements by and among MIPS or any of its subsidiaries or affiliates and LLC or any of its affiliates with respect to the subject matter of this Agreement.

16.

PARAGRAPH HEADINGS.  Headings contained therein are for convenient reference only.  They are not a part of this Agreement and are not to affect in any way the substance or interpretation of this Agreement.

17.

SURVIVAL OF PROVISIONS.  In case any one or more of the provisions or any portion of any provision set forth in this Agreement should be found to be invalid, illegal or unenforceable in any respect, such provision(s) or portion(s) thereof shall be modified or deleted in such manner as to afford the parties the fullest protection commensurate with making this Agreement, as modified, legal and enforceable under applicable laws.  The validity, legality and enforceability of any such provisions shall not in any way be affected or impaired thereby and such remaining provisions shall be construed as severable and independent thereof.

18.

BINDING EFFECT.  This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, subject to the restriction on assignment contained in Paragraph 12 of this Agreement.

19.

ATTORNEY'S FEES. The prevailing party in any legal proceeding arising out of or resulting from this Agreement shall be entitled to recover its costs and fees, including, but not limited to, reasonable attorneys' fees and post judgment costs, from the other party.

20.

GENDER; PRONOUNS.  The use of the masculine shall refer to the feminine or neuter in circumstances in which the context otherwise requires and the singular shall refer to the plural in circumstances in which the context otherwise requires.

21.

AUTHORIZED AGENT.  The persons executing this Agreement on behalf of MIPS and LLC hereby represent and warrant to each other that they are the duly authorized representatives of their respective entities and that each has taken all necessary corporate or partnership action to ratify and approve the execution of this Agreement in accordance with its terms.

22.

ADDITIONAL DOCUMENTS.  Each of the parties to this Agreement agrees to provide such additional duly executed (in recordable form, where appropriate) agreements, documents and instruments as may be reasonably requested by the other party in order to carry out the purposes and intent of this Agreement.

23.

COUNTERPARTS & TELEFACSIMILE.  This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.  A telefacsimile of this Agreement may be relied upon as full and sufficient evidence as an original.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective October 1, 2011.

MIP Solutions, Inc.

By:

      Jeffery Lamberson, President

7721 E Trent, LLC

_____________________

By: G. Wesley Sodorff

Title:  Manager

MIPS Advisory Agreement – 7721 E Trent, LLC, Oct. 2011